INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands
INVESTMENT ADVISER
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia
CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500                           THE FIRST
Toronto, Ontario, MSJ 258                         COMMONWEALTH
Canada                                            FUND, INC.
ADMINISTRATOR                                     ------------------------------
Princeton Administrators, L.P.
Box 9095                                          ANNUAL REPORT
Princeton, New Jersey 08543-9095                  OCTOBER 31, 1997
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200                                         HIGHLIGHTS OF THIS
Boston, Massachusetts 02266                                REPORT
AUCTION AGENT
Chase Manhattan Bank, N.A.                        o  NAV RETURN 1.0% FOR THE
55 Water Street                                      QUARTER, 5.8% FOR THE
New York, New York 10041                             YEAR.*
INDEPENDENT ACCOUNTANTS                           o  TOTAL RETURN BASED ON
Price Waterhouse LLP                                 SHARE PRICE 3.1% FOR
1177 Avenue of the Americas                       o  THE QUARTER, 13.8% FOR
New York, New York 10036                             THE YEAR.*
LEGAL COUNSEL                                     o  CASH DISTRIBUTION RATE
Dechert Price & Rhoads                               8.1% FOR THE YEAR.
30 Rockefeller Plaza
New York, New York 10112                           * ASSUMING REINVESTMENT
Stikeman Elliot                                      OF DISTRIBUTIONS
L40 Chifley Tower
Chifley Square                                     -------------
Sydney, NSW 2000, Australia

The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

   For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217

  This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600

--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                December 5, 1997

Dear Shareholder:

   We are pleased to present our Annual Report to shareholders for the year ended October 31, 1997. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

   Commonwealth bond markets were stronger over the year. Markets took a positive lead from the US market, and also benefited from supportive developments in individual countries.

   This saw Australian bonds rally in response to signs of continued moderate growth, low inflation, and further interest rate cuts, Canadian bonds rally despite stronger economic growth and higher interest rates, New Zealand bonds rally despite relatively high short term interest rates, and UK bonds rally in the wake of strong economic growth and higher interest rates, reflecting confidence about the low inflation outlook and the likelihood of eventual entry to the single European currency.

   Currency movements had a mixed impact on the Fund's performance. The Australian, New Zealand and Canadian dollars all fell against the US dollar, while the UK pound strengthened against the US dollar.

   The Australian and UK markets recorded the strongest performances in local currency terms. The UK market also recorded the best performance in US dollar terms.

INVESTMENT PERFORMANCE

   The Fund's Net Asset Value ('NAV') increased by 1.0% for the quarter and 5.8% for the year to October 31, 1997. The total return based on share price was 3.1% for the quarter and 13.8% for the year. Both the NAV and share price returns assume reinvestment of distributions.

   The Fund continues to maintain a high quality portfolio, with over 93% of assets invested in securities where either the issue or the issuer are rated at least 'AA' by Standard & Poor's Corporation or 'Aa' by Moody's Investors Service, Inc. or, if unrated, are judged to be of equivalent quality by the Investment Manager.

DISTRIBUTIONS

   Distributions to common shareholders for the year totalled US$1.01. This represents a cash distribution rate of 8.1% for the year, based on the share price on October 31, 1997 of US$12.44. As all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ('the Plan'), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a Participant in the Plan, you will also have the convenience of:

   AUTOMATIC REINVESTMENT -- the Plan agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   LOWER COSTS -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

   CONVENIENCE -- the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

   If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

   For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone investor relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,


/s/ Brian M. Sherman                                /s/ Laurence S. Freedman

Brian M. Sherman                                    Laurence S. Freedman
Chairman                                            President

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

   The Fund continues to pay a monthly cash distribution of US 8.25 cents per share. This distribution rate was re-affirmed at the December meeting of the Board of Directors ('the Board'). The Board reviews the level of the distributions on a regular basis with the next review scheduled for the Board meeting to be held in March 1998. The Board's policy is to provide investors with a stable monthly distribution out of current income and to supplement this with realized capital gains if required.

   Distributions to common shareholders over the past 12 months totalled US$1.01, consisting of 12 payments of US 8.25 cents per share and a special payment of US 2 cents per share in January 1997. Based on the October 31, 1997 share price of US$12.44 and total distributions of US$1.01 paid over the 12 months to that date, this represents an annual cash distribution rate of 8.1%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

   The Net Asset Value per share at October 31, 1997 was US$13.94. Assuming reinvestment of distributions, the Fund's NAV increased 1.0% over the quarter and 5.8% over the year to October 31, 1997. Since inception, the Fund has returned 9.4% per annum. At the date of this report, the NAV per share was US$13.43.

SHARE PRICE PERFORMANCE

   As of October 31, 1997, the share price as quoted on the New York Stock Exchange was US$12.44, which represented a discount of 10.78% to the NAV of US$13.94. The total investment return, based on the Fund's share price, assuming reinvestment of distributions, was 3.1% over the quarter and 13.8% over the year to October 31, 1997. At the date of this report, the share price was US$12.50, representing a discount of 6.92% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

   The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. Weighted average auction results were 5.39% for the three months ended October 31, 1997 compared with 5.54% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

   The following table and chart show the geographical composition of the portfolio, expressed as a percentage of the portfolio's total investments. The figures are based on the currencies in which the portfolio is invested.

   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION



                       COMMENCEMENT OF OPERATIONS*      OCTOBER 31, 1996        JULY 31, 1997       OCTOBER 31, 1997

 Australia                      44.7%                        30.5%                 31.4%                 25.7%
 Canada                         17.9%                        34.5%                 29.0%                 29.8%
 New Zealand                     --                           9.5%                  7.4%                 10.0%
 United Kingdom                 36.4%                        24.1%                 31.7%                 33.7%
 United States**                 1.0%                         1.4%                  0.5%                  0.8%
 TOTAL FUND                    100.0%                       100.0%                100.0%                100.0%


 *February 28, 1992
**It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distribution payments and expenses.
                       THE FIRST COMMONWEALTH FUND, INC.
                      ASSET ALLOCATION AT OCTOBER 31, 1997

                                     [PIE CHART]

                            Canada              29.8%
                            New Zealand         10.0%
                            United Kingdom      33.7%
                            United States        0.8%
                            Australia           25.7%

MATURITY COMPOSITION

   The following table shows the maturity composition of the portfolio as of October 31, 1997. At October 31, 1997, the average maturity of the Fund's assets was 7.4 years, compared with 7.2 years at July 31, 1997 and 7.1 years at October 31, 1996. Overall, the Fund remains well positioned in medium to long term maturities in each market.

 TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS --
                          OCTOBER 31, 1997

                      LESS THAN 1 YEAR        1 - 5 YEARS         5 - 10 YEARS        OVER 10 YEARS

 Australia                     6.7%                42.2%                41.1%               10.0%
 Canada                        8.2%                45.6%                14.4%               31.8%
 New Zealand                  18.7%                35.4%                45.9%                --
 United Kingdom                7.1%                10.2%                52.6%               30.1%
 United States               100.0%                 --                   --                  --
 TOTAL FUND                    9.2%                31.4%                37.2%               22.2%


   The following table shows the sectoral exposure of the portfolio, spread between the various securities offered in the Commonwealth bond markets.

 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION --
                             OCTOBER 31, 1997


                     SOVEREIGN GOVT. STATE/ PROVINCE                                        CASH OR
                          BONDS           BONDS          EUROBONDS     CORPORATE BONDS    EQUIVALENT

 Australia                  12.6%            2.2%             6.8%             3.8%             0.3%
 Canada                     14.0%            4.4%             8.1%             1.8%             1.5%
 New Zealand                 5.5%             --              2.4%             1.0%             1.1%
 United Kingdom             17.4%             --             15.0%              --              1.3%
 United States                --              --               --               --              0.8%
 TOTAL FUND                 49.5%            6.6%            32.3%             6.6%             5.0%

QUALITY OF INVESTMENTS

   At October 31, 1997, over 93% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's or 'Aa' by Moody's Investors Service, Inc., or if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed at least equivalent to, 'A' quality.

TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- OCTOBER 31, 1997


                             AAA/AAA              AA/AA               A/A
 Australia                     73.3%               25.8%               0.9%
 Canada                         8.8%               85.1%               6.1%
 New Zealand                   75.4%               16.0%               8.6%
 United Kingdom                53.7%               34.3%              12.0%
 TOTAL FUND                    47.5%               45.5%               7.0%


                       THE FIRST COMMONWEALTH FUND, INC.
                     QUALITY OF ASSETS AT OCTOBER 31, 1997


              [A PIE CHART ILLUSTRATING THE FOLLOWING PERCENTAGES:]

                        AAA/Aaa             47.5%
                        AA/Aa               45.5%
                        A/A                  7.0%

--------------------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

Economy

   Recent economic data for Australia indicates some pick-up in activity with low inflation, although unemployment remains high. Forward indicators point to further strength in 1998. In the Manager's opinion growth should be supported by continued low interest rates. However, the fall-out from the problems in South East Asia is likely to lower the growth outlook over the next year or so. The Manager expects that Australia's inflation will remain below 2% for most of 1998.

Fixed Income

   The Australian bond market was one of the strongest performing global markets over the year. The market was supported by a continuation of moderate economic growth, low inflation, cuts in official interest rates and a generally positive US bond market. Australian ten year bond yields fell from 7.35% to a low of 5.96%. The differential between Australian ten year government bond rates and US ten year government bond rates fell from 1.01% to 0.13% over the period.

Currency

   The Australian dollar was generally weaker over the year, depreciating by 11.5% against the US dollar to US 70 cents. In trade weighted terms, the Australian dollar fell by 2.6%. The depreciation against major currencies reflected concerns about weaker commodity prices, expectations of further cuts in official interest rates and, more recently, the impact of economic and financial instability in South East Asia. On the date of this report, the dollar was trading at US 67 cents.

CANADA

Economy

   The Canadian economy picked up strongly over the year, reflecting the earlier cuts in official interest rates and the strength of the US economy. The unemployment rate declined from 10.0% in late 1996 to 9.1% in October 1997. As yet, there have been few signs of any inflationary pressures with the CPI at 1.6% in the year to September. The Manager expects that economic growth will continue to remain strong though 1998, supported by domestic demand. Inflation should remain within the Bank of Canada's 1% to 3% target range.

Fixed Income

   Canadian bond markets strengthened over the year with ten year bond yields falling from 6.42% to 5.49%. The differential against ten year US treasuries fell by 0.26% to be 0.34% below the US bond rate. The Canadian market was supported by continued low inflation, an improving fiscal position and the positive US bond market. These factors more than offset market concerns flowing from stronger economic growth and higher official interest rates.

Currency

   The Canadian dollar depreciated by 4.7% against the US dollar over the year, but strengthened against other major currencies, including the Deutschemark and the Yen. At the end of October, the currency was trading at US 71 cents. On the date of this report, the dollar was trading at US 70 cents.

NEW ZEALAND

Economy

   The New Zealand economy has strengthened after slowing sharply in early 1997 and inflation remains low. Recent economic indicators have been mixed with figures showing a rise in unemployment. The Manager expects that the economy will pick-up again in 1998, supported by the recent easing in overall monetary conditions, although the extent of a pick-up may be tempered by the fall out from the problems in South East Asia. Inflation should remain below the top end of the Reserve Bank of New Zealand's 0% to 3% target range.

Fixed Income

   Over the year to October 31, 1997, New Zealand ten year government bond rates fell from 7.29% to 6.54%. Despite more positive global market developments, the New Zealand bond market was constrained by relatively high short term interest rates reflecting official concerns about the weaker New Zealand dollar. At the end of October, 90 day bank bills were 7.84%.

Currency

   The New Zealand dollar depreciated by 11.7% against the US dollar over the year to October 31, 1997. The depreciation reflected the slowing in economic growth and expectations of lower short term interest rates. At the end of October, the currency was trading at US 62 cents. On the date of this report, the New Zealand dollar was trading at US 60 cents.

UNITED KINGDOM

Economy

   UK economic growth was the strongest among the major European economies over the year. Headline inflation rose to 3.6%, while core inflation remains at a little over the Bank of England's 2.5% inflation target. Currency strength is helping to restrain price pressures. The Manager expects that growth will slow in 1998, reflecting higher interest rates and loss of competitiveness flowing from the strong pound. Inflation may increase slightly.

Fixed Income

   The Gilt market was strong over the year to October 31, 1997. Ten year bond yields fell from 7.62% to 6.54% during the year. Despite increases in official interest rates, bond markets focused more on the lower longer term outlook for inflation and the prospects for eventual UK entry into the European single currency.

Currency

   The pound appreciated by 2.9% against the US dollar over the year helped by strong UK economic growth and higher interest rates. The appreciation was more pronounced against other major currencies, especially the Deutschemark. At the end of October, the Pound was trading at US$1.67. On the date of this report, the Pound was trading at US$1.65.

   The following table compares interest rates in Commonwealth countries' for various periods since the Fund commenced operations.


                                FEBRUARY 28, 1992
                                 (COMMENCEMENT
                                OF OPERATIONS)       OCTOBER 31, 1996        JULY 30, 1997       OCTOBER 31, 1997

 AUSTRALIA:
   90-day Bank Bills                   7.49%                 6.53%                 4.85%                 4.84%
   10-yr Government Bonds             10.14%                 7.35%                 6.34%                 5.96%
 CANADA:
   90-day Bank Bills                   7.15%                 3.11%                 3.24%                 3.97%
   10-yr Government Bonds              8.33%                 6.42%                 5.77%                 5.49%
 NEW ZEALAND:
   90-day Bank Bills                   7.48%                 8.84%                 7.94%                 7.84%
   10-yr Government Bonds              9.23%                 7.29%                 6.66%                 6.54%
 UNITED KINGDOM:
   90-day Bank Bills                  10.85%                 5.87%                 6.81%                 7.05%
   10-yr Government Bonds              9.26%                 7.62%                 6.96%                 6.54%

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

                                   EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------


             LONG-TERM INVESTMENTS - 92.5%
             AUSTRALIA - 24.7%
             GOVERNMENT AND SEMI-GOVERNMENT
             BONDS - 14.4%
             COMMONWEALTH OF AUSTRALIA - 12.3%
             Commonwealth of Australia,
  A$   2,000  12.00%, 7/15/99.................    1,560,005
       5,000  13.00%, 7/15/00.................    4,180,063
       3,000  10.00%, 10/15/02................    2,496,471
       1,000  9.00%, 9/15/04..................      825,498
       2,000  7.50%, 7/15/05..................    1,540,798
       4,000  10.00%, 2/15/06.................    3,537,246
       1,600  10.00%, 10/15/07................    1,454,827
       1,000  8.75%, 8/15/08..................      851,365
       4,000  7.50%, 9/15/09..................    3,145,527
                                               ------------
                                                 19,591,800
                                               ------------
             QUEENSLAND - 0.5%
             Queensland Treasury Corporation,
       1,000  8.00%, 9/14/07..................      793,038
                                               ------------
             SOUTH AUSTRALIA - 0.5%
             South Australia Finance
              Authority,
       1,000  12.50%, 10/15/00................      835,166
                                               ------------
             VICTORIA - 0.6%
             Treasury Corporation of
              Victoria,
       1,000  10.25%, 11/15/06................      896,691
                                               ------------
             WESTERN AUSTRALIA - 0.5%
             Western Australia Treasury
              Corporation,
       1,000  10.00%, 7/15/05.................      868,456
                                               ------------
             Total Australian government and
              semi-government bonds (cost
              US$23,457,842)..................   22,985,151
                                               ------------
             CORPORATE BONDS - 3.7%
             SERVICES - 3.7%
             Australian and Overseas
              Telecommunications Corporation,
       2,000  11.50%, 10/15/02................    1,732,171
       2,000  12.00%, 5/15/06.................    1,930,274
             First Australian National
              Mortgage
              Acceptance Corporation,
              Ser ies 22,
       2,884  11.40%, 12/15/01................    2,291,983
                                               ------------
             Total Australian corporate bonds
              (cost US$5,622,841).............    5,954,428
                                               ------------

             EUROBONDS - 6.6%
             FINANCIAL SERVICES - 4.0%
             Commonwealth Bank of Australia,
   A$    975  12.75%, 1/07/98.................      692,018
             Credit Local de France,
       2,000  10.50%, 1/06/99.................    1,484,368
             Export Finance & Insurance
              Corporation,
       1,750  11.00%, 12/29/04................    1,557,973
             Ing Mercantile Mutual Bank Ltd.,
         500  7.125%, 3/13/02.................      365,834
             State Bank of New South Wales,
       1,000  10.50%, 4/30/99.................      751,823
             Toyota Motor Credit Corporation,
       2,000  10.75%, 3/06/98.................    1,426,535
                                               ------------
                                                  6,278,551
                                               ------------
             SEMI-GOVERNMENT - 0.8%
             South Australia Finance
              Authority,
         500  12.50%, 5/08/01.................      423,369
             Treasury Corporation of
              Victoria,
       1,000  9.00%, 6/27/05..................      819,294
                                               ------------
                                                  1,242,663
                                               ------------
             SERVICES - 0.7%
             State Electricity Commission of
              Victoria,
         972  9.25%, 7/27/99..................      725,661
         535  10.50%, 5/27/03.................      451,917
                                               ------------
                                                  1,177,578
                                               ------------
             SUPRANATIONAL - 1.1%
             Eurofima,
       2,000  9.875%, 1/17/07.................    1,756,005
                                               ------------
             Total Australian eurobonds
              (cost US$10,587,525)............   10,454,797
                                               ------------
             Total Australian long-term
              investments
              (cost US$39,668,208)............   39,394,376
                                               ------------

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------

             CANADA - 27.6%
             GOVERNMENT, PROVINCIAL AND MUNICIPAL
             BONDS - 17.9%
             CANADA - 13.6%
             Canadian Government,
  C$   3,000  7.50%, 3/01/01..................    2,301,621
       5,000  9.75%, 12/01/01.................    4,171,288
       5,000  8.50%, 4/01/02..................    4,041,169
       5,000  7.25%, 6/01/03..................    3,911,050
       5,000  10.25%, 3/15/14.................    5,202,645
       2,000  9.00%, 6/01/25..................    1,991,468
                                               ------------
                                                 21,619,241
                                               ------------
             ALBERTA - 1.7%
             City of Edmonton,
       1,000  9.625%, 2/13/12.................      953,712
             Province of Alber ta,
       2,000  10.25%, 8/22/01.................    1,677,190
                                               ------------
                                                  2,630,902
                                               ------------
             BRITISH COLUMBIA - 1.1%
             Province of British Columbia,
       1,000  10.15%, 8/29/01.................      835,182
       1,000  9.50%, 1/09/12..................      956,200
                                               ------------
                                                  1,791,382
                                               ------------
             ONTARIO - 1.5%
             Province of Ontario,
       1,000  8.75%, 4/22/03..................      827,005
       2,000  7.50%, 2/07/24..................    1,630,048
                                               ------------
                                                  2,457,053
                                               ------------
             Total Canadian government,
              provincial and municipal bonds
              (cost US$28,068,415)............   28,498,578
                                               ------------
             CORPORATE BONDS - 1.8%
             DIVERSIFIED INDUSTRIALS - 0.8%
             Bell Telephone Company of Canada,
         500  10.50%, 7/15/09.................      430,176
             Imperial Oil Ltd.,
       1,000  9.875%, 12/15/99................      781,783
                                               ------------
                                                  1,211,959
                                               ------------

             FINANCIAL SERVICES - 1.0%
             Bank of Nova Scotia,
  C$   1,000  10.35%, 7/19/01.................      831,129
             National Bank of Canada,
         500  10.875%, 6/01/98................      368,281
             Toronto Dominion Centre,
         500  10.70%, 5/12/98.................      366,788
                                               ------------
                                                  1,566,198
                                               ------------
             Total Canadian corporate bonds
              (cost US$3,103,827).............    2,778,157
                                               ------------
             EUROBONDS - 7.9%
             DIVERSIFIED INDUSTRIALS - 0.3%
             Procter & Gamble Company,
         500  10.875%, 8/15/01................      420,400
                                               ------------
             FINANCIAL SERVICES - 2.4%
             Credit Local de France,
       1,000  6.75%, 3/21/06..................      751,031
             General Electric Capital
              Corporation,
       1,000  10.125%, 4/29/98................      730,589
             International Bank for
              Reconstruction
              and Development,
       2,000  10.125%, 7/20/99................    1,549,758
             Rabobank Nederland N.V.,
       1,000  9.00%, 12/22/00.................      787,472
                                               ------------
                                                  3,818,850
                                               ------------
             NATURAL RESOURCES - 1.8%
             Ontario Hydro,
       1,000  9.00%, 6/24/02..................      819,468
         500  8.50%, 5/26/25..................      455,987
             Quebec Hydro,
       1,500  7.00%, 6/01/04..................    1,149,211
             Tokyo Electric Power Company,
         500  10.50%, 6/14/01.................      413,733
                                               ------------
                                                  2,838,399
                                               ------------
             PROVINCIAL AND MUNICIPAL - 0.8%
             City of Montreal,
       1,000  6.375%, 2/15/01.................      732,366
             Metropolitan Municipality of
              Toronto,
         750  9.625%, 5/14/02.................      621,267
                                               ------------
                                                  1,353,633
                                               ------------

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------


             SUPRANATIONAL - 2.6%
             Bayerische Vereinsbank AG,
   C$    500  7.125%, 7/29/99.................      368,849
             Canada (Cayman),
         750  7.25%, 6/01/08..................      584,604
             Kingdom of Sweden,
       3,250  7.00%, 12/01/08.................    2,485,104
             Republic of Finland,
       1,000  9.00%, 12/31/98.................      744,760
                                               ------------
                                                  4,183,317
                                               ------------
             Total Canadian eurobonds
              (cost US$12,387,521)............   12,614,599
                                               ------------
             Total Canadian long-term
              investments
              (cost US$43,559,763)............   43,891,334
                                               ------------
             NEW ZEALAND - 8.7%
             GOVER NMENT BONDS - 5.3%
             Government of New Zealand,
  NZ$  2,500  10.00%, 3/15/02.................    1,744,955
       5,000  8.00%, 4/15/04..................    3,329,320
       5,000  8.00%, 11/15/06.................    3,414,915
                                               ------------
             Total New Zealand government
              bonds
              (cost US$8,698,771).............    8,489,190
                                               ------------
             CORPORATE BONDS - 1.0%
             DIVERSIFIED INDUSTRIALS - 0.8%
             Electricity Corporation of
              New Zealand Ltd.,
       1,750  10.00%, 10/15/01................    1,184,710
                                               ------------
             FINANCIAL SERVICES - 0.2%
             Transpower Finance Ltd.,
         500  8.00%, 6/15/05..................      325,143
                                               ------------
             Total New Zealand corporate bonds
              (cost US$1,493,950).............   1,50 9,853
                                               ------------
             EUROBONDS - 2.4%
             FINANCIAL SERVICES - 2.4%
             International Bank for
              Reconstruction
              and Development,
       2,000  9.00%, 7/08/99..................    1,270,920
       1,000  7.00%, 9/18/00..................      619,885
             Primary Industry Bank of
              Australia Limited,
       1,000  8.25%, 3/27/00..................      633,124

             Societe Generale New Zealand,
  NZ$  2,000  9.00%, 5/29/98..................    1,249,115
                                               ------------
             Total New Zealand eurobonds
              (cost US$4,095,645).............    3,773,044
                                               ------------
             Total New Zealand long-term
              investments
              (cost US$14,288,366)............   13,772,087
                                               ------------
             UNITED KINGDOM - 31.5%
             GOVERNMENT BONDS - 16.9%
             United Kingdom Treasury,
       1,000  8.00%, 12/07/00.................    1,728,136
       2,000  8.00%, 6/10/03..................    3,556,104
       2,000  6.75%, 11/26/04.................    3,377,345
       2,000  7.50%, 12/07/06.................    3,555,843
       5,000  8.50%, 7/16/07..................    9,484,818
       2,700  8.00%, 12/07/15.................    5,230,468
                                               ------------
             Total United Kingdom government
              bonds
              (cost US$24,367,165)............   26,932,714
                                               ------------
             EUROBONDS - 14.6%
             DIVERSIFIED INDUSTRIALS - 3.8%
             Allied Domecq PLC,
       1,000  10.625%, 2/25/99................    1,735,323
             British Airways PLC,
         500  10.00%, 3/02/98.................      841,527
             British Gas PLC,
       1,400  8.875%, 7/08/08.................    2,602,147
             Rolls-Royce PLC,
         500  11.625%, 7/30/98................      858,253
                                               ------------
                                                  6,037,250
                                               ------------
             FINANCIAL SERVICES - 6.9%
             Abbey National Treasury
              Services PLC,
       1,250  8.00%, 4/02/03..................    2,163,926
             Barclays Bank PLC,
       1,000  9.875%, 5/29/49.................    1,952,761
             Halifax Building Society,
       1,500  11.00%, 1/17/14.................    3,330,565

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                              VALUE
 (000)                DESCRIPTION                     (US$)
-----------------------------------------------------------


             Lloyds Bank PLC,
       1,000  7.375%, 3/11/04.................    1,687,235
             Prudential Finance B.V.,
       1,000  9.375%, 6/04/07.................    1,923,490
                                               ------------
                                                 11,057,977
                                               ------------
             NATURAL RESOURCES - 1.2%
             Thames Water Utilities
              Finance PLC,
       1,000  10.50%, 11/21/01................    1,848,223
                                               ------------
             SUPRANATIONAL - 2.7%
             Republic of Finland,
       1,000  8.00%, 4/07/03..................    1,739,504
       1,250  10.125%, 6/22/08................    2,579,463
                                               ------------
                                                  4,318,967
                                               ------------
             Total United Kingdom eurobonds
              (cost US$20,463,021)............   23,262,417
                                               ------------
             Total United Kingdom long-term
              investments
              (cost US$44,830,186)............   50,195,131
                                               ------------
             Total long-term investments
              (cost US$142,346,523)...........  147,252,928
                                               ------------
             SHORT-TERM INVESTMENTS - 4.9%
             AUSTRALIA - 0.3%
             Banque National de Paris Fixed
              Deposit,
              4.60%, 11/03/97
   A$    782  (cost US$547,857)...............      547,857
                                               ------------

             CANADA - 1.5%
             State Street Bank Time Deposit,
              3.00%, 11/05/97
  C$   3,260  (cost US$2,311,448).............    2,318,022
                                               ------------
             NEW ZEALAND - 1.0%
             Bankers Trust New Zealand
              Limited Call Account,
  NZ$  2,630  7.90%, 11/03/97
              (cost US$1,674,028).............    1,638,520
                                               ------------
             UNITED KINGDOM - 1.3%
             State Street Bank Fixed Deposit,
              7.50%, 11/07/97
       1,201  (cost US$2,000,849).............    2,008,052
                                               ------------
             UNITED STATES - 0.8%
  US$  1,204 Repurchase Agreement, State
              Street Bank and Trust
              Company, 5.40% dated
              10/31/97, due 11/03/97 in the
              amount of $1,204,542
              (cost $1,204,000;
              collateralized by $935,000
              U.S. Treasury Bonds, 8.75%
              due 2/15/19; value
              $1,234,323).....................    1,204,000
                                               ------------
             Total short-term investments
              (cost US$7,738,182).............    7,716,451
                                               ------------
             TOTAL INVESTMENTS - 97.4%
              (cost US$150,084,705)........... 154,9 69,379
             Unrealized depreciation on foreign
              currency exchange contracts-0.0%+        (135)
             Other assets in excess of
              liabilities - 2.6%..............    4,188,561
                                               ------------
             TOTAL NET ASSETS - 100.0%........ $159,157,805
                                               ------------
                                               ------------

-------------------------------------------------------------------------------
I FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF OCTOBER 31, 1997:


-------------------------------------------------------------------------------
   CURRENCY         CURRENCY        EXPIRATION
   PURCHASED          SOLD             DATE             COST             VALUE
-------------------------------------------------------------------------------
 United States     Australian        November
    dollar           dollar            1997           $105,150         $105,015
-------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $150,084,705)..............................................   $154,969,379
Foreign currency, at value (cost $701).................................................            701
Cash...................................................................................            213
Receivable for investments sold........................................................        882,857
Interest receivable....................................................................      4,362,307
Prepaid expenses.......................................................................         27,800
                                                                                          ------------
 Total assets..........................................................................    160,243,257
                                                                                          ------------
LIABILITIES
Dividends payable - common stock.......................................................        764,462
Investment management fee payable......................................................         99,833
Administration fee payable.............................................................         30,718
Unrealized depreciation on foreign currency exchange contracts.........................            135
Accrued expenses and other liabilities.................................................        190,304
                                                                                          ------------
 Total liabilities.....................................................................      1,085,452
                                                                                          ------------
TOTAL NET ASSETS.......................................................................   $159,157,805
                                                                                          ------------
                                                                                          ------------
Total net assets were composed of:
Common stock:
 Par value ($.001 per share, applicable to 9,266,209 shares issued)....................   $      9,266
 Paid-in capital in excess of par......................................................    127,309,915
Preferred stock ($.001 par value per share and $25,000 liquidation value per share
 applicable to 1,200 shares; Note 4)...................................................     30,000,000
                                                                                          ------------
                                                                                           157,319,181
Undistributed net investment income....................................................        497,862
Accumulated net realized losses on investment transactions.............................        (34,763)
Net unrealized appreciation on investments.............................................      9,236,494
Accumulated net realized foreign exchange losses.......................................     (3,460,165)
Net unrealized foreign exchange losses.................................................     (4,400,804)
                                                                                          ------------
TOTAL NET ASSETS.......................................................................   $159,157,805
                                                                                          ------------
                                                                                          ------------
Net assets applicable to common shareholders...........................................   $129,157,805
                                                                                          ------------
                                                                                          ------------
Net asset value per common share ($129,157,805 L 9,266,209 shares of common stock
 issued and outstanding)...............................................................   $      13.94
                                                                                          ------------
                                                                                          ------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
 Interest and discount earned (net of foreign withholding taxes of $291,425)............   $12,660,021
                                                                                           -----------
Expenses
 Investment management fee..............................................................     1,043,461
 Administration fee.....................................................................       321,065
 Custodian's fees and expenses..........................................................       141,379
 Independent accountant's fees and expenses.............................................       126,550
 Reports to shareholders................................................................       114,050
 Directors' fees and expenses...........................................................        94,810
 Auction agent's fees and expenses......................................................        90,939
 Insurance expense .....................................................................        49,040
 Excise tax ............................................................................        39,350
 Legal fees and expenses................................................................        27,501
 Transfer agent's fees and expenses.....................................................        23,402
 Registration fees......................................................................        16,170
 Amortization of deferred organization expenses.........................................         8,980
 Miscellaneous..........................................................................        20,203
                                                                                           -----------
   Total operating expenses.............................................................     2,116,900
                                                                                           -----------
Net investment income...................................................................    10,543,121
                                                                                           -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
 Net realized gains on investment transactions..........................................       137,489
 Net change in unrealized appreciation/depreciation on investments......................     4,973,642
                                                                                           -----------
 Net gains on investments...............................................................     5,111,131
                                                                                           -----------
 Net increase in total net assets resulting from operations before net foreign exchange
 losses                                                                                     15,654,252
 Net realized foreign exchange losses...................................................       (92,892)
 Net change in unrealized foreign exchange losses.......................................    (8,120,845)
                                                                                           -----------
NET INCREASE IN TOTAL NET ASSETS
 RESULTING FROM OPERATIONS..............................................................   $ 7,440,515
                                                                                           -----------
                                                                                           -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
 (INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities
 Interest received.....................................................................   $ 12,618,047
 Operating expenses paid...............................................................     (2,114,235)
 Sales of short-term portfolio investments, net........................................      2,929,587
 Purchases of long-term portfolio investments..........................................    (37,231,967)
 Proceeds from sales of long-term portfolio investments................................     34,726,093
 Other.................................................................................         22,811
                                                                                          ------------
   Net cash provided by operating activities...........................................     10,950,336
                                                                                          ------------
Cash flows used for financing activities
 Dividends paid to common shareholders.................................................     (9,358,242)
 Dividends paid to preferred shareholders..............................................     (1,584,660)
                                                                                          ------------
   Net cash used for financing activities..............................................    (10,942,902)
                                                                                          ------------
Effect of exchange rate on cash........................................................         (7,378)
                                                                                          ------------
Net increase in cash...................................................................             56
 Cash at beginning of year.............................................................            858
                                                                                          ------------
 Cash at end of year...................................................................   $        914
                                                                                          ------------
                                                                                          ------------

RECONCILIATION OF NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS TO NET
   CASH (INCLUDING FOREIGN CURRENCY) PROVIDED BY OPERATING ACTIVITIES
Net increase in total net assets resulting from operations.............................   $  7,440,515
                                                                                          ------------
 Decrease in investments...............................................................      6,024,411
 Net realized gains on investment transactions.........................................       (137,489)
 Net realized foreign exchange losses..................................................         92,892
 Net change in unrealized appreciation/depreciation on investments.....................     (4,973,642)
 Net change in unrealized foreign exchange losses......................................      8,120,845
 Decrease in interest receivable.......................................................         33,945
 Increase in receivable for investments sold...........................................       (883,315)
 Net decrease in other assets..........................................................         22,811
 Decrease in payable for investments purchased.........................................     (4,793,302)
 Increase in accrued expenses and other liabilities....................................          2,665
                                                                                          ------------
 Total adjustments.....................................................................      3,509,821
                                                                                          ------------
Net cash provided by operating activities..............................................   $ 10,950,336
                                                                                          ------------
                                                                                          ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           FOR THE YEAR    FOR THE YEAR
                                                                              ENDED           ENDED
                                                                           OCTOBER 31,     OCTOBER 31,
                                                                               1997            1996
                                                                           ------------    ------------

INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations
 Net investment income..................................................   $ 10,543,121    $ 10,730,813
 Net realized gains on investment transactions..........................        137,489          11,273
 Net change in unrealized appreciation/depreciation on investments......      4,973,642       6,534,459
                                                                           ------------    ------------
 Net increase in total net assets resulting from operations before net
   foreign exchange gains/losses........................................     15,654,252      17,276,545
 Net realized foreign exchange gains/losses.............................        (92,892)      2,342,176
 Net change in unrealized foreign exchange gains/losses.................     (8,120,845)      2,299,515
                                                                           ------------    ------------
 Net increase in total net assets resulting from operations.............      7,440,515      21,918,236
                                                                           ------------    ------------
Dividends and distributions to shareholders
 Dividends to common shareholders from net investment income............     (9,219,249)     (9,286,969)
 Dividends to preferred shareholders from net investment income.........     (1,584,660)     (1,521,962)
 Distributions to common shareholders from net realized gains on
   investment transactions..............................................       (138,993)        (71,323)
 Distributions to preferred shareholders from net realized gains on
   investment transactions..............................................             --         (32,188)
                                                                           ------------    ------------
Net decrease in total net assets resulting from dividends and
 distributions to shareholders..........................................    (10,942,902)    (10,912,442)
                                                                           ------------    ------------
Total increase (decrease)...............................................     (3,502,387)     11,005,794
TOTAL NET ASSETS
Beginning of year.......................................................    162,660,192     151,654,398
                                                                           ------------    ------------
End of year (including undistributed net investment income of $497,862
   and $1,245,897, respectively)........................................   $159,157,805    $162,660,192
                                                                           ------------    ------------
                                                                           ------------    ------------


See Notes to Financial Statements.

                                       16

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------

Net asset value per common share, beginning of year......   $  14.32    $  13.13    $  12.08    $  13.42    $  13.00
                                                            --------    --------    --------    --------    --------
Net investment income....................................       1.14        1.16        1.19        1.16        1.19
Net realized and unrealized gains (losses) on investments
 and foreign currencies..................................      (0.34)       1.21        1.10       (1.33)       0.55
                                                            --------    --------    --------    --------    --------
 Total from investment operations........................       0.80        2.37        2.29       (0.17)       1.74
                                                            --------    --------    --------    --------    --------
Dividends from net investment income to common
 shareholders............................................      (0.99)      (1.00)      (1.03)      (0.98)      (0.96)
Dividends from net investment income to preferred
 shareholders............................................      (0.17)      (0.16)      (0.18)      (0.11)      (0.08)
Distributions from net realized gains on investment
 transactions to common shareholders.....................      (0.02)      (0.01)      (0.03)      (0.07)      (0.26)
Distributions from net realized gains on investment
 transactions to preferred shareholders..................         --       (0.01)      --          (0.01)      (0.02)
                                                            --------    --------    --------    --------    --------
 Total dividends and distributions.......................      (1.18)      (1.18)      (1.24)      (1.17)      (1.32)
                                                            --------    --------    --------    --------    --------
Net asset value per common share, end of year............   $  13.94    $  14.32    $  13.13    $  12.08    $  13.42
                                                            --------    --------    --------    --------    --------
                                                            --------    --------    --------    --------    --------
Market value, end of year................................   $12.4375    $ 11.875    $ 11.375    $ 10.375    $ 12.625
                                                            --------    --------    --------    --------    --------
                                                            --------    --------    --------    --------    --------
Number of shares of common stock outstanding (000
 omitted)................................................      9,266       9,266       9,266       9,266       9,249
TOTAL INVESTMENT RETURN BASED ON:(1)
 Market value............................................      13.78%      13.89%      20.72%     (10.19%)      2.65%
 Net asset value.........................................       5.76%      18.99%      19.67%      (1.63%)     13.31%
RATIO TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS(2)/SUPPLEMENTARY DATA:
Net assets of common shareholders, end of period (000
 omitted)................................................   $129,158    $132,660    $121,654    $111,925    $124,146
Average net assets of common shareholders (000 omitted)      130,125     122,887     115,277     118,336     121,323
Operating expenses.......................................       1.63%       1.70%       1.71%       1.75%       1.73%
Net investment income before preferred stock dividends...       8.10%       8.73%       9.56%       9.06%       9.03%
Net investment income available to common shareholders          6.88%       7.47%       8.09%       8.12%       8.25%
Preferred stock dividends and distributions..............       1.22%       1.26%       1.48%       0.94%       0.78%
Portfolio turnover.......................................         24%         30%         23%         34%         41%
Senior securities (preferred stock) outstanding
 (000 omitted)...........................................   $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000
Asset coverage on preferred stock at year end............        530%        542%        505%        473%        514%
--------------------------------------------------------------------------------------------------------------------


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

See Notes to Financial Statements.

---------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------

The First Commonwealth Fund, Inc. (the 'Fund') was incorporated in Maryland on June 28,1991, as a closed-end, non-diversified investment company.

The Fund's investment objective is to provide high current income by investing in high-grade fixed-income secur ities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the 'Commonwealth Currencies'). The Fund may also seek capital appreciation only as a secondary investment objective. It is expected that norma lly all of the Fund's assets will be invested in a portfolio of secur ities issued or guaranteed by the gover nments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

NOTE 1. ACCOUNTING  The following is a summary of
POLICIES            significant accounting policies
                    followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Australian dollar ('A$'), Canadian dollar ('C$'), New Zealand dollar ('NZ$') and United Kingdom pound (') amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities - at the closing rates of exchange as reported by a major bank;

   (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

 The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the mar ket prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

 Net realized foreign exchange losses of $92,892 for the year ended October 31, 1997 includes realized foreign exchange gains and losses from sales and maturities of portfolio secur ities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on secur ities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange losses of $8,120,845 for the year ended October 31, 1997 includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

 Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

 The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 1997 were US$0.7010 to A$1.00, US$0.7110 to C$1.00, US$0.6230 to
NZ$1.00, and US$1.6726 to 1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade pr ice on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid pr ice or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods deter mined by or under the direction of the Fund's Board of Directors.

 Short-term secur ities which mature in more than 60 days are valued at current market quotations. Short-term secur ities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

 In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the secur ity, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identi fied cost basis. Interest income is recorded on an accrual basis. Discounts on secur ities purchased are accreted on an effective yield basis over the estimated lives of the respective secur ities. Expenses are accrued on a daily basis.

Forward Currency Contracts: The Fund is authorized to enter into forward currency contracts only for purposes of hedging against the effect that currency fluctuations may have on specific transactions.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The forward currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 4.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1997, the Fund decreased undistributed net investment income by $487,247, decreased accumulated net realized gains on investments by $135,194 and decreased accumulated net realized foreign exchange losses by $710,781, resulting in a decrease to paid-in capital in excess of par by $88,340. Net investment income, net realized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 1997 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

 No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United

States excise taxes incurred during the fiscal year. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS  The Fund has agreements with
                    EquitiLink International Management Limited (the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser'), and
Pr inceton Administrators, L.P. (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with Wood Gundy, Inc. (the 'Consultant').

 The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

 The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $393,888 to the Investment Adviser and $14,123 to the Consultant during the year ended October 31, 1997.

NOTE 3. PORTFOLIO   Purchases and sales of investment
SECURITIES          securities, other than short-term
                    investments, for the year ended
October 31, 1997 aggregated $37,231,967 and $35,615,877, respectively.

The United States federal income tax basis of the Fund's investments at October 31, 1997 was $145,522,385 and accordingly, net unrealized appreciation for United States federal income tax purposes was $9,446,994 (gross unrealized appreciation - $10,134,799 gross unrealized depreciation - $687,805).

NOTE 4. CAPITAL     There are 300 million shares of
                    $.001 par value common stock authorized. Of the
9,266,209 shares outstanding at October 31, 1997, the Investment Manager owned 10,165 shares.

 There are 100 million shares of $.001 par value of Preferred Stock authorized. The preferred shares have rights as determined by the Board of Directors. On December 3, 1996, the effective date, each share of Preferred Stock with a liquidation value of $50,000 that was then outstanding became two shares of Preferred Stock, each having a liquidation value of $25,000 per share plus any accumu lated but unpaid dividends whether or not declared. The total number of outstanding shares of Preferred Stock has increased from 600 shares to 1,200 shares. The 1,200 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of one series, W-7.

 Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.999% to 5.60% during the year ended October 31, 1997. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

 The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumu lated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumu lated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

 The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

NOTE 5. SUBSEQUENT  Subsequent to October 31, 1997,
DIVIDENDS           the Board of Directors of
                    the Fund declared dividends from
undistributed net investment income of $0.0825 and $0.0825 per common share payable on December 12, 1997 and January 16, 1998 to common shareholders of record on November 28, 1997 and December 31, 1997, respectively.

Subsequent to October 31, 1997 dividends and distributions declared and paid on preferred shares totaled approximately $160,500 for the outstanding preferred share series through December 5, 1997.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of The First Commonwealth Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Commonwealth Fund, Inc. (the 'Fund') at October 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
December 12, 1997

--------------------------------------------------------------------------------
              FEDERAL TAX INFORMATION: DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

During the year ended October 31, 1997, 98.89% of the ordinary income distributions paid monthly by the Fund qualify as foreign source income. Additionally, 3.03% of the ordinary income distributions was attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

Additionally, the following long-term capital gain distribution was paid by the Fund during the year:


COMMON SHAREHOLDERS
RECORD DATE                 PAYABLE DATE       PER SHARE AMOUNT
12/31/96                      01/17/97              $.0150

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

OFFICERS
Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher,
Assistant Vice President and
Chief Investment Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.